Shareholder's capital	6 Months Ended
Jun. 30, 2022
Shareholders' capital
Shareholders' capital
8.	Shareholders’ capital

On June 30, 2022, argenx SE’s share capital was represented by 55,061,502 shares. All shares were issued, fully paid up and of the same class. The table below summarizes our capital increases, as a result of the global offering and the exercise of stock options and vesting of RSUs under the argenx Employee Stock Option Plan, for the period ended June 30, 2022.

Number of shares outstanding on December 31, 2021	51,668,315
Exercise of options	708,436
Vesting of RSUs	1,417
Global public offering on Euronext and Nasdaq on March 23, 2022	2,333,334
Over-allotment option exercised by underwriters on March 29, 2022	350,000
Number of shares outstanding on June 30, 2022	55,061,502

On March 23, 2022, argenx SE offered 2,333,334 of its ordinary shares through a global offering which consisted of 1,433,701 ADSs in the U.S. at a price of $300.0 per ADS, before underwriting discounts and commissions and offering expenses; and 899,633 ordinary shares in the European Economic Area at a price of €273.10 per share, before underwriting discounts and commissions and offering expenses. On March 29, 2022, the underwriters of the offering exercised their over-allotment option to purchase 350,000 additional ADSs in full. As a result, argenx SE received $804.1 million in gross proceeds from this offering, decreased by $44.2 million of underwriter discounts and commissions, and offering expenses, of which $44.0 million has been deducted from equity. The total net cash proceeds from the offering amounted to $761 million.

On May 10, 2022, at the annual general meeting, the shareholders of the Company approved the authorization to the Board to issue up to a maximum of 10% of the then-outstanding share capital, for a period of 18 months.